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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2006

                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)

          Delaware                     001-13437                  20-2428299
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

On December 18, 2006, Source Interlink Companies, Inc. (the "Registrant") entered into that certain Second Amendment to Amended and Restated Loan Agreement (the "Second Amendment") dated as of October 31, 2006 by and among the Registrant (for itself and as the administrative borrower on behalf of certain of the Registrant's subsidiaries named therein), certain of the Registrant's subsidiaries (as borrowers and/or guarantors), Wells Fargo Foothill, Inc. (for itself and as arranger, administrative agent and collateral agent for each of the lenders named therein) (the "Agent"), and Wachovia Bank, N.A. (as documentation agent) ("Wachovia"). The Second Amendment amends that certain Amended and Restated Loan Agreement (the "Loan Agreement") dated as of February 28, 2005, by and among the Registrant, certain of its subsidiaries named therein, the Agent and the lenders named therein.

Material terms of the Second Amendment include the following:

- Modification of certain financial covenants.

- Increase of the maximum availability under the Loan Agreement by modifying the calculation of the Borrowing Base.

- Expanding the type of transactions that would qualify as "Permitted Investments."

- Permission for parties to update certain schedules to the Loan Agreement and certain other loan documents.

The Loan Agreement, as amended by the Second Amendment, continues to provide for
(i) the guaranty by certain of the Registrant's subsidiaries, (ii) customary events of default which could result in an acceleration of all amounts payable thereunder and (iii) additional customary mandatory prepayment provisions in certain circumstances and under certain conditions.

A copy of the Second Amendment is filed as Exhibit 10.44.2 to this report and is incorporated herein by reference. A copy of the Loan Agreement was filed as
Exhibit 10.44 to the Registrant's Current Report on Form 8-K filed with the Commission on March 4, 2005, and a copy of the First Amendment to Amended and Restated Loan Agreement (the "First Amendment") dated as of April 18, 2005 was filed as Exhibit 10.44.1 to the Registrant's Current Report on Form 8-K filed with the Commission on April 18, 2005, both of which are incorporated herein by reference. The descriptions of the foregoing transactions are qualified in their entirety by reference to such exhibits.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided in Item 1.01 above relating to the First Amendment to Amended and Restated Loan Agreement is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

               10.44.2

               Second Amendment to Amended and Restated Loan Agreement dated as of October 31, 2006 by and among Source Interlink Companies, Inc., its subsidiaries, Wells Fargo Foothill, Inc., as arranger, administrative agent and collateral agent, and Wachovia Bank, N.A., as documentation agent.


                                       -2-

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2006

                                    SOURCE INTERLINK COMPANIES, INC.

                                    By: /s/ Marc Fierman
                                        ----------------------------------
                                        Marc Fierman
                                        Executive Vice President and Chief
                                        Financial Officer


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                                  EXHIBIT INDEX



10.44.2 Second Amendment to Amended and Restated Loan Agreement dated as of October 31, 2006 by and among Source Interlink Companies, Inc., its subsidiaries, Wells Fargo Foothill, Inc., as arranger, administrative agent and collateral agent, and Wachovia Bank, N.A., as documentation agent.